EXHIBIT 99.1
                                                                    ------------


Footnotes to Form 3:



(1) The reported shares are owned directly by Needham & Company, Inc., which is a member of a "group" with Needham Emerging Growth Partners, L.P., Needham Contrarian Fund, L.P., Needham Emerging Growth Partners (Caymans), L.P., Needham Management Partners, L.P. and George A. Needham, for purposes of Section 13(d) of the Exchange Act. George A. Needham may be deemed to beneficially own the reported shares by virtue of his position in and share ownership of Needham & Company, Inc. Mr. Needham disclaims beneficial ownership of all of the reported shares except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by him of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose. Needham & Company, Inc. previously reported ownership of there shares in the Form 3 filed by certain of the joint filers reporting here on December 22, 2004, as amended on December 23, 2004 (the "Prior Joint Form 3").

(2) The reported shares are owned directly by Needham Emerging Growth Partners, L.P. Needham Management Partners, L.P. may be deemed to beneficially own the reported shares because it serves as the general partner of Needham Emerging Growth Partners, L.P. George A. Needham may be deemed to beneficially own the reported shares because he serves as managing general partner of Needham Management Partners, L.P. Needham Management Partners, L.P. and Mr. Needham disclaim beneficial ownership of all of the reported shares except to the extent of their pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by them of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose. Needham Emerging Growth Partners, L.P. previously reported ownership of these shares in the Prior Joint Form 3.

(3) The reported shares are owned directly by Needham Contrarian Fund, L.P. Needham Management Partners, L.P. may be deemed to beneficially own the reported shares because it serves as the general partner of Needham Contrarian Fund, L.P. George A. Needham may be deemed to beneficially own the reported shares because he serves as managing general partner of Needham Management Partners, L.P. Needham Management Partners, L.P. and Mr. Needham disclaim beneficial ownership of all of the reported shares except to the extent of their pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by them of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose. Needham Contrarian Fund, L.P. previously reported ownership of these shares in the Prior Joint Form 3.

(4) The reported shares are owned directly by Needham Emerging Growth Partners (Caymans), L.P. Needham Management Partners, L.P. may be deemed to beneficially own the reported shares because it serves as the general partner of Needham Emerging Growth Partners (Caymans), L.P. George A. Needham may be deemed to beneficially own the reported shares because he serves as managing general partner of Needham Management Partners, L.P. Needham Management Partners, L.P. and Mr. Needham disclaim beneficial ownership of all of the reported shares except to the extent of their pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by them of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose. Needham Emerging Growth Partners (Caymans), L.P. previously reported ownership of these shares in the Prior Joint Form 3.

(5) The reported shares are owned directly by George A. Needham. Mr. Needham previously reported the ownership of these shares and the reported shares described in footnotes 1, 2, 3, 4 and 6 of this Form 3 in the Prior Joint Form 3.

(6) The reported shares are owned directly by family members of George A. Needham. Mr. Needham disclaims beneficial ownership of all of the reported shares except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission by him of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose. Mr. Needham previously reported ownership of these shares in the Prior Joint Form 3.

(7) The reported warrant is owned by Needham & Company, Inc. George A. Needham may be deemed to beneficially own the reported warrant by virtue of his position in and share ownership of Needham & Company, Inc. Mr. Needham disclaims beneficial ownership of the reported warrant except to the extent of his pecuniary interest therein, and the inclusion of this warrant in this report shall not be deemed an admission by him of beneficial ownership of the reported warrant for purposes of Section 16 or for any other purpose. Needham & Company, Inc. previously reported ownership of the reported warrant in the Prior Joint Form 3.

(8) The reported warrant and convertible note are owned directly by Needham Capital Partners II, L.P. Needham Capital Management L.L.C. may be deemed to beneficially own the reported warrant and convertible note because it serves as the general partner of Needham Capital Partners II, L.P. The convertible note is convertible to shares of Series A 10% Cumulative Preferred Stock of the registrant, which in turn is convertible to shares of common stock of the registrant. George A. Needham may be deemed to beneficially own the reported warrant and convertible note because he serves as managing general partner of Needham Capital Management L.L.C. Needham Capital Management L.L.C. and Mr. Needham disclaim beneficial ownership of the shares underlying the reported warrant and convertible note except to the extent of their pecuniary interest therein, and the inclusion of the warrant and convertible note in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant and convertible note for purposes of Section 16 or for any other purpose.

(9) The reported warrant and convertible note are owned directly by Needham Capital Partners II (Bermuda), L.P. The convertible note is convertible to shares of Series A 10% Cumulative Preferred Stock of the registrant, which in turn is convertible to shares of common stock of the registrant. Needham Capital Management (Bermuda) L.L.C. may be deemed to beneficially own the reported warrant and convertible note because it serves as the general partner of Needham Capital Partners II (Bermuda), L.P. George A. Needham may be deemed to beneficially own the reported warrant and convertible note because he serves as managing general partner of Needham Capital Management (Bermuda) L.L.C. Needham Capital Management, (Bermuda) L.L.C. and Mr. Needham disclaim beneficial ownership of the reported shares underlying the warrant and convertible note except to the extent of their pecuniary interest therein, and the inclusion of the warrant and convertible note in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant and convertible note for purposes of Section 16 or for any other purpose.

(10) The reported warrant and convertible note are owned directly by Needham Capital Partners III, L.P. The convertible note is convertible to shares of Series A 10% Cumulative Preferred Stock of the registrant, which in turn is convertible to shares of common stock of the registrant. Needham Capital Management L.L.C. may be deemed to beneficially own the reported warrant and convertible note because it serves as the general partner of Needham Capital Partners III, L.P. George A. Needham may be deemed to beneficially own the reported warrant and convertible note because he serves as managing general partner of Needham Capital Management L.L.C. Needham Capital Management L.L.C. and Mr. Needham disclaim beneficial ownership of the shares underlying the reported warrant and convertible note except to the extent of their pecuniary interest therein, and the inclusion of the warrant and convertible note in this report shall not be deemed an admission by them of beneficial ownership of the shares underlying reported warrant and convertible note for purposes of Section 16 or for any other purpose.

(11) The reported warrant and convertible note are owned directly by Needham Capital Partners IIIA, L.P. The convertible note is convertible to shares of Series A 10% Cumulative Preferred Stock of the registrant, which in turn is convertible to shares of common stock of the registrant. Needham Capital Management L.L.C. may be deemed to beneficially own the reported warrant and convertible note because it serves as the general partner of Needham Capital Partners IIIA, L.P. George A. Needham may be deemed to beneficially own the reported warrant and convertible note because he serves as managing general partner of Needham Capital Management L.L.C. Needham Capital Management L.L.C. and Mr. Needham disclaim beneficial ownership of the shares underlying the reported warrant and convertible note except to the extent of their pecuniary interest therein, and the inclusion of the warrant and convertible note in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant and convertible note for purposes of Section 16 or for any other purpose.

(12) The reported warrant and convertible note are owned directly by Needham Capital Partners III (Bermuda), L.P. The convertible note is convertible to shares of Series A 10% Cumulative Preferred Stock of the registrant, which in turn is convertible to shares of common stock of the registrant. Needham Capital Management (Bermuda) L.L.C. may be deemed to beneficially own the reported warrant and convertible note because it serves as the general partner of Needham Capital Partners III (Bermuda), L.P. George A. Needham may be deemed to beneficially own the reported warrant and convertible note because he serves as managing general partner of Needham Capital Management (Bermuda) L.L.C. Needham Capital Management, (Bermuda) L.L.C. and Mr. Needham disclaim beneficial ownership of all of the shares underlying the reported warrant and convertible note except to the extent of their pecuniary interest therein, and the inclusion of the warrant in this report shall not be deemed an admission by them of beneficial ownership of the reported warrant and convertible note for purposes of Section 16 or for any other purpose.

                                                                    EXHIBIT 99.2
                                                                    ------------


                             JOINT FILER INFORMATION


Name:                      Needham Emerging Growth Partners, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Emerging Growth Partners, L.P.

                           By:   Needham Management Partners, L.P.,
                                 its general partner

                                 By:  /s/Glen W. Albanese
                                      --------------------------
                                      Name:  Glen W. Albanese
                                      Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Contrarian Fund, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Contrarian Fund, L.P.

                           By:    Needham Management Partners, L.P.,
                                  its general partner

                                  By:  /s/Glen W. Albanese
                                       --------------------------
                                       Name:  Glen W. Albanese
                                       Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Emerging Growth Partners (Caymans), L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Emerging Growth Partners (Caymans), L.P.

                           By:    Needham Management Partners, L.P.,
                                  its general partner

                                  By:  /s/Glen W. Albanese
                                       --------------------------
                                       Name:  Glen W. Albanese
                                       Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      George A. Needham

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 /s/George A. Needham
                           --------------------------
                              George A. Needham

                             JOINT FILER INFORMATION

Name:                      Needham Management Partners, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Management Partners, L.P.


                           By:  /s/Glen W. Albanese
                                --------------------------
                                Name:  Glen W. Albanese
                                Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Capital Partners II, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Partners II, L.P.

                           By:  Needham Capital Management L.L.C.,
                                its general partner

                                By:  /s/Glen W. Albanese
                                     --------------------------
                                     Name:  Glen W. Albanese
                                     Title:  General Partner

                                   JOINT FILER INFORMATION

Name:                      Needham Capital Partners II (Bermuda), L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Partners II (Bermuda), L.P.

                           By: Needham Capital Management (Bermuda) L.L.C., its general partner

                                By:  /s/Glen W. Albanese
                                      --------------------------
                                     Name:  Glen W. Albanese
                                     Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Capital Partners III, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Partners III, L.P.

                           By:  Needham Capital Management L.L.C.,
                                its general partner

                                By:  /s/Glen W. Albanese
                                     --------------------------
                                     Name:  Glen W. Albanese
                                     Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Capital Partners IIIA, L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Partners IIIA, L.P.

                           By:  Needham Capital Management L.L.C.,
                                its general partner

                                By:  /s/Glen W. Albanese
                                     --------------------------
                                     Name:  Glen W. Albanese
                                     Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Capital Partners III (Bermuda), L.P.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Partners III (Bermuda), L.P.

                           By: Needham Capital Management (Bermuda) L.L.C., its general partner


                                By:  /s/Glen W. Albanese
                                     --------------------------
                                     Name:  Glen W. Albanese
                                     Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Capital Management L.L.C.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event

Requiring Statement:       February 20, 2004
Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Management L.L.C.


                           By:  /s/Glen W. Albanese
                                --------------------------
                                Name:  Glen W. Albanese
                                Title:  General Partner

                             JOINT FILER INFORMATION

Name:                      Needham Capital Management (Bermuda) L.L.C.

Address:                   c/o Needham & Company, Inc.
                           445 Park Avenue
                           New York, New York 10022

Designated Filer:          Needham & Company, Inc.

Issuer and
Ticker Symbol:             Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:       February 20, 2004

Relationship to Issuer:    10% Owner

Signature:                 Needham Capital Management (Bermuda) L.L.C.


                           By:  /s/Glen W. Albanese
                                --------------------------
                                Name:  Glen W. Albanese
                                Title:  General Partner